FORTUNE HEALTH MANAGEMENT LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008

(Stated in US dollars)

FORTUNE HEALTH MANAGEMENT LIMITED

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., CPA(Practising)

To:  The board of directors and stockholders of Fortune Health Management Limited

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of Fortune Health Management Limited as of June 30, 2010, 2009 and 2008, and the related statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortune Health Management Limited as of June 30, 2010, 2009 and 2008 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co
6th April 2011	Certified Public Accountants

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED BALANCE SHEETS
AS AT JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

		June 30,
	Note	2010	2009	2008
ASSETS
Current assets
Cash and cash equivalents	2i	$9,522,441	$17,447,390	$13,138,419
Amount due from shareholders	5	50,000	50,000	50,000
Other receivable		7,344	7,305	7,276
Inventories	2h,4	523,112	361,013	232,747

Total current assets		$10,102,897	$17,865,708	$13,428,442
Plant and equipment, net	2e,6	44,334,928	37,924,222	26,359,516
Intangible assets, net	2f,7	46,848,564	32,553,605	19,082,457

TOTAL ASSETS		$101,286,389	$88,343,535	$58,870,415

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term loan from related party	8	$5,874,923	$24,836,372	$7,276,114
Accounts payable		735,768	560,737	414,203
Advance from customers	13	4,198,241	2,386,194	970,336
Deferred revenue	14	4,083,071	3,155,680	1,862,685
Other payables	9	3,432	3,375	3,008
Accruals	16	2,432,540	2,132,430	1,084,670
Income tax payable		6,188,139	3,735,391	1,507,839

Total current liabilities		$23,516,114	$36,810,179	$13,118,855
Non-current liabilities
Deferred revenue	14	$9,022,902	$9,079,885	$6,393,279
Long-term loan from related party	12	-	-	17,462,674

Total non-current liabilities		$9,022,902	$9,079,885	$23,855,953

TOTAL LIABILITIES		$32,539,016	$45,890,064	$36,974,808

See accompanying notes to financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED BALANCE SHEETS (Continued)
AS AT JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

	June 30,
	2010	2009	2008

STOCKHOLDERS’ EQUITY
Registered capital	$50,000	$50,000	$50,000
Additional paid in capital	2,885,322	2,885,322	2,885,322
Capital surplus	16,685	16,685	16,685
Statutory reserves	1,544,821	1,544,821	951,051
Retained earnings	62,079,608	36,118,192	16,250,403
Accumulated other comprehensive income	2,170,937	1,838,451	1,742,146
	$68,747,373	$42,453,471	$21,895,607

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$101,286,389	$88,343,535	$58,870,415

See accompanying notes to financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

		Years Ended June 30,
	Note	2010	2009	2008

Net revenues	11	$132,400,899	$103,527,269	$66,744,555
Cost of sales	17	(67,246,568)	(52,711,905)	(34,810,683)

Gross profit		$65,154,331	$50,815,364	$31,933,872
Operating expenses:
Selling	18	(28,482,705)	(21,431,911)	(12,964,717)
General and administrative	19	(7,535,485)	(5,868,190)	(4,969,909)

Operating income		$29,136,141	$23,515,263	$13,999,246
Interest income		66,306	41,766	-
Interest expense		(819,112)	(876,144)	(834,405)

Income before income taxes		$28,383,335	$22,680,885	$13,164,841
Income taxes	10	(2,421,919)	(2,219,326)	(1,418,343)

Net income		$25,961,416	$20,461,559	$11,746,498
Foreign currency translation adjustment		332,486	96,305	1,642,574

Comprehensive income		$26,293,902	$20,557,864	$13,389,072

See accompanying notes to financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

		Additional			Other	Accumulated
	Registered	paid in	Capital	Statutory	Retained	Comprehensive
	capital	capital	surplus	reserves	Earnings	Income	Total

Balance, July 1, 2007	$50,000	$2,885,322	$16,685	$-	$5,454,956	$99,572	$8,506,535
Net income	-	-	-	-	11,746,498	-	11,746,498
Appropriations	-	-	-	951,051	(951,051)	-	-
Foreign currency	-
translation adjustment	-	-	-	-	-	1,642,574	1,642,574

Balance, June 30, 2008	$50,000	$2,885,322	$16,685	$951,051	$16,250,403	$1,742,146	$21,895,607

Balance, July 1, 2008	$50,000	$2,885,322	$16,685	$951,051	$16,250,403	$1,742,146	$21,895,607
Net income	-	-	-	-	20,461,559	-	20,461,559
Appropriations	-	-	-	593,770	(593,770)	-	-
Foreign currency	-
translation adjustment	-	-	-	-	-	96,305	96,305

Balance, June 30, 2009	$50,000	$2,885,322	$16,685	$1,544,821	$36,118,192	$1,838,451	$42,453,471

Balance, July 1, 2009	$50,000	$2,885,322	$16,685	$1,544,821	$36,118,192	$1,838,451	$42,453,471
Net income	-	-	-	-	25,961,416	-	25,961,416
Foreign currency
translation adjustment	-	-	-	-	-	332,486	332,486

Balance, June 30, 2010	$50,000	$2,885,322	$16,685	$1,544,821	$62,079,608	$2,170,937	68,747,373

See accompanying notes to financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

	Years Ended June 30,
	2010	2009	2008
Cash flows from operating activities
Net income	$25,961,416	$20,461,559	$11,746,498
Depreciation	11,246,007	7,852,919	3,975,032

Adjustments to reconcile net income to net cash provided by operating activities:
Other receivables	-	-	1,372
Deposits and prepaid expenses	-	-	6,172
Inventories	(159,521)	(127,285)	(150,359)
Accounts payable	171,344	144,828	329,480
Advances from customers	1,791,973	1,411,331	914,594
Deferred income	802,047	3,945,081	7,781,688
Other payables	39	355	(36,801)
Accruals	287,587	1,042,965	586,410
Income tax payable	2,422,899	2,220,504	1,421,219
Net cash (used in) provided by operating activities	$42,523,791	$36,952,257	$26,575,305

Cash flows from investing activities
Purchase of property, plant and equipment	$(17,429,584)	$(19,307,974)	$(20,983,584)
Payment for intangible asset	(14,063,896)	(13,389,245)	(17,986,238)
Net cash (used in) provided by investing activities	$(31,493,480)	$(32,697,219)	$(38,969,822)

Cash flows from financing activities
Short term loan from related party	$-	$7,301,199	$13,716,255
Repayment of loan from related party	(19,015,105)	(7,301,199)	(6,858,127)
Long term loan from related party	-	-	16,459,506
Net cash provided by financing activities	$(19,015,105)	$-	$23,317,634

Net cash and cash equivalents (used) sourced	$(7,984,794)	$4,255,038	$10,923,117

Effect of foreign currency translation on cash and cash equivalents	59,845	53,933	818,767

Cash and cash equivalents–beginning of year	17,447,390	13,138,419	1,396,535

Cash and cash equivalents–end of year	$9,522,441	$17,447,390	$13,138,419

Supplementary cash flow information:
Interest paid to a shareholder	$819,112	$876,144	$834,405

See accompanying notes to financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Fortune Health Management Limited (the “Company”) was incorporated under the laws of the British Virgin Islands  (the “BVI”) as a limited liabilities company on September 8, 2010.  The Company was set-up as a holding company with no substantial operations or assets except holding a wholly owned subsidiary in PRC.

Wuhan Kangfu Consulting and Management Corporation (the "Kangfu") was incorporated under the laws of the People's Republic of China (the "PRC") as a wholly owned foreign enterprise with limited liability on January 18, 2011. Kangfu has a registered capital of RMB100,000,000 and is 100% owned by the Company.

Chongqing Jiafu Health Industry Limited (the "Jiafu") was incorporated under the laws of the People's Republic of China (the "PRC") as a limited liabilities company on October 27, 2006 with a registered and paid-up capital of RMB22,000,000.

On January 18, 2011, Kangfu entered into a series of agreements with Jiafu and all the shareholders of Jiafu including but not limited to Entrusted Management Agreement, Exclusive Option Agreement, Exclusive Technology Service Agreement and Shareholders' Voting Proxy Agreement. The Agreements entered among Kangfu and individual shareholders of Jiafu allows Kangfu to direct the activity of Jiafu that most significantly impact Jiafu economic performance, control the board of directors of Jiafu and the shareholders voting right of Jaifu.  In accordance with ASC810, Kangfu is controlling Jaifu and becomes the primary beneficiary.  Jiafu is deemed subsidiary of Kangfu.  Jaifu need to be consolidated with the Company as a deemed subsidiary of Kangfu.

The Company and its subsidiary and deemed subsidiary (hereinafter, collectively referred to as "the Group") are conducting primary business operation through its operating subsidiary Jiafu which engaged in fitness and health industry investment by providing foot massage, body massage and related healthcare services and products through the self established brand “Jia Fu Fu Qiao” spa stores, including controlled stores or franchised stores, in the PRC.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements which are complied on the accrual basis of accounting.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange regulations. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d)	Consolidation policy

The consolidated financial statements, which include the Company and its subsidiary and deemed subsidiary, are complied in accordance with generally accepted accounting principles in the United States of America.  All significant inter-company accounts and transactions have been eliminated.  The consolidated financial statements include 100% of assets, liabilities, and net income or loss of those wholly-owned subsidiary and deemed subsidiary.

The Company owned one subsidiary and one deemed subsidiary.  The details of subsidiaries to be consolidated are as follows:

Name of Company	Place of incorporation	Attributable interest

Wuhan Kangfu Consulting and Management Corporation ("Kangfu")	PRC	100%
*Chongqing Jiafu Health Industry Limited ("Jiafu")	PRC	100%

*Note: Deemed Variable Interest Entity

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Consolidation policy (continued)

According to ASC 810-10-25 which codified FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities — an interpretation of ARB No. 51 (FIN 46R), to determine an entity that would need to be consolidated by the reporting entity if various transactional considerations included: 1. variability to be considered, 2. initial involvement with a legal entity and 3. consolidation based on variable interests with the effect of related parties, sufficiency of equity at risk, implicit variable interests, variable interest and interests in specific assets of a VIE.

In determining the variability to be considered, we need to decide whether the legal entity is a VIE, which interests are variable interest in the legal entity, which party is the primary beneficiary. Based on the contractual agreements, the Company is taking operations risk as variability. Also the Company is dominant in the design and redesign of Jiafu. According to 810-10-25-29, a qualitative analysis of the design of the legal entity will often be conclusive in determining the variability to consider, and ultimately the variable interest holder to be the primary beneficiary.

ASC 810-05-08A specifies the two characteristics of a controlling financial interest in a variable interest entity (“VIE”): (1) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and (2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company is the primary beneficiary of Jaifu because the Company can direct the activities of Jiafu through the common directors and major shareholders, Also, the Company extended substantial business cooperation with Jiafu and created an obligation to absorb loss if Jiafu failed.

According to ASC 810-10-25-38, a reporting entity shall consolidate a VIE if that reporting entity has a variable interest that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, According to the Entrusted Management Agreement, Kangfu will provide management and personnel services to Jiafu in exchange 100% of net income of Jiafu.  Therefore, the Company, being the holding company of Kangfu, will need to provide resource including but not limited to management services, training services, procurement services and personnel services, etc. to Jiafu and absorb the loss of providing such services if no income were received On the other side, the Company also has the right to receive 100% of the Jiafu’s expected residual returns, and qualify to be the primary beneficiary to consolidate Jiafu.

Moreover, ASC 810-10-25-42 & 43 provides guidance on related parties treatment of VIE and specifies the relationship of de-facto agent and principal.  This is the guidance which helps to determine whether the Company will consolidate Jiafu. ASC 810-10-25-53 through 54 provides guidance on reporting entity holds variable interest in the VIE that may take many different forms such as lease, supply contract, service contract or derivative contract.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Consolidation policy (continued)

Owing to the extent of the Exclusive Technology Service Agreement between Kangfu and Jiafu and various contractual arrangements among Kangfu and the entire Jiafu shareholders that Kangfu possesses exclusive decision making, resource arrangement and management operation power, it has been determined that Jiafu is controlled by the Company and accordingly, the Company is considered to be the de facto principal of Jiafu, Jiafu is considered to be the de facto subsidiary of the Company and Mr. Guo Jiafu, the principle shareholder of Jiafu, is considered to be the related party of both the Company  and Jiafu.

By virtue of the above analysis, it has been determined that the Company is the primary beneficiary of Jiafu.

(e)	Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Office equipment	5 years
Electric equipment	5 years
Furniture & fixtures	5 years
Fire-fighting equipment	5 years
Decoration	5 years
Leasehold improvements	10 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.  Residual value of plant and equipment are 5%.

(f)	Goodwill

Goodwill under the intangible assets, represents the excess of the cost of an acquisition of the shop and its business over the fair value of the net acquired identifiable assets at the date of acquisition. Goodwill is included in intangible assets and is tested for impairment annually. During the periods,  no impairment was made.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g)	Accounting for the impairment of long-lived assets

The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(h)	Inventories

Inventories comprise merchandise purchased for resale and consumables. They are stated at the lower of cost and net realizable value.  Cost of merchandise, representing the purchase cost, is calculated on the weighted average basis. Net realizable value is the estimated selling price in the ordinary course of business less any applicable selling expenses.

(i)	Cash and cash equivalents

The Company considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains all the bank accounts in the PRC.

	June 30,
	2010	2009	2008
Cash on hand	$840,824	$544,971	$426,472
Postal savings Bank of China	8,681,617	16,902,419	12,711,947

	$9,522,441	$17,447,390	$13,138,419

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Revenue recognition

Revenue comprises the fair value of the consideration received or receivable for the sale of goods and services in the ordinary course of the Company’s activities. Revenue is shown net of value-added tax, returns, rebates and discounts and after eliminating sales between the Companies.

The Company recognizes revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for the Operating Companies as described below. The amount of revenue is not considered to be reliably measurable until all contingencies relating to the sale have been resolved. The Company bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics arrangement of each store.

(i)	Service income

Revenue from provision of health and foot massage services recognized in profit or loss when the services completely delivered to the customer.

(ii)	Franchise fee income

Franchise fees are recognized as revenue on a basis that reflects the purpose for which the fees were charged. Revenue is also recognized in profit or loss in respect of the deferred income upon expiry of the franchise contract.

(k)	Advertising

The Company expensed all advertising costs as incurred.  There were no advertising expenses included in selling expenses, and advertising expenses included in general and administrative expenses for the years ended June 30, 2010, 2009 and 2008 were nil, nil and $6,172, respectively.

(l)	Leases

The Company did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in selling expenses for the years ended June 30, 2010, 2009 and 2008 were $8,728,216, $6,743,680 and $4,355,322, respectively, and there were no operating lease rental payments included in general and administrative expenses.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(m)	Retirement benefit plans

The employees of the Company are members of a state-managed retirement benefit plan operated by the government of the PRC.  The Company is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits.  The only obligation of the Company with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit expenses included in selling expenses for the years ended June 30, 2010, 2009 and 2008 were $616,237, $476,483 and $323,260, respectively. The retirement benefit expenses included in general and administrative expenses for the years ended June 30, 2010, 2009 and 2008 were $277,520, $213,377 and $114,769, respectively.

(n)	Maintenance and repairs

The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(o)	Income taxes

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Foreign currency translation

The accompanying financial statements are presented in United States dollars.  The reporting currency of the Company is the U.S. dollar (USD). The Company uses its local currency, Renminbi (RMB), as its functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the end of period exchange rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the financial statements were as follows:

June 30, 2010
Balance sheet	RMB 6.8086 to US$1.00
Statement of income and comprehensive income	RMB 6.83667 to US$1.00

June 30, 2009
Balance sheet	RMB 6.8448 to US$1.00
Statement of income and comprehensive income	RMB 6.84819 to US$1.00

June 30, 2008
Balance sheet	RMB 6.8718 to US$1.00
Statement of income and comprehensive income	RMB 7.29062 to US$1.00

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(q)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in bank accounts maintained within PRC.  Total cash in the banks at June 30, 2010, 2009 and 2008 amounted to $8,681,617, $16,902,419 and $12,711,947, respectively. The Company has not experienced any losses in these accounts and believes it is not exposed to significant risks, if any, on its cash carry in bank accounts.

(r)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(s)	Recent accounting pronouncements

ASC Update (“ASU”) No. 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash. This update clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend. This ASU codified the consensus reached in EITF Issue No. 09-E “Accounting for Stock Dividends, Including Distributions to Shareholders with Components of Stock and Cash”. ASU 2010-01 is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Updated (“ASU”) No. 2010-02, Consolidation (Topics 810) – Accounting and Reporting for Decreases in Ownership of a Subsidiary - A Scope Clarification.  This update provides guidance for non-controlling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.  The adoption of this update did not have any material impact on the Company’s financial statements.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Codification Subtopic 820-10. The FASB’s objective is to improve these disclosures and, thus, increase the transparency in financial reporting. Specifically, ASU 2010-06 amends Codification Subtopic 820-10 to now require:
•	A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and
•	In the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements.
In addition, ASU 2010-06 clarifies the requirements of the following existing disclosures:
•	Forpurposes of reporting fair value measurement for each class of assets and liabilities, a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities; and
•	Areporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted.

ASC Update (“ASU”) No. 2010-09, Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements. This update is to remove the requirement for an SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of U.S. GAAP. The FASB also clarified that if the financial statements have been revised, then an entity that is not an SEC filer should disclose both the date that the financial statements were issued or available to be issued and the date the revised financial statements were issued or available to be issued. The FASB believes these amendments remove potential conflicts with the SEC’s literature.

In addition, the amendments in the ASU requires an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market to evaluate subsequent events through the date of issuance of its financial statements and must disclose such date. All of the amendments in the ASU were effective upon issuance (February 24, 2010) except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-10, Consolidation (Topic 810): Amendments for Certain Investment Funds. This update is to defer the effective date of certain amendments to the consolidation requirements of FASB Accounting Standards CodificationTM (Codification) Topic 810, Consolidation, resulting from the issuance of FASB Accounting Standard No. 167, Amendments to FASB Interpretation 46(R). Specifically, the amendments to the consolidation requirements of Topic 810 resulting from the issuance of Statement 167 are deferred for a reporting entity’s interest in an entity:
•         That has all the attributes of an investment company; or
•         For which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies.
The ASU does not defer the disclosure requirements in the Statement 167 amendments to Topic 810. The amendments in this ASU are effective as of the beginning of a reporting entity's first annual period that begins after November 15, 2009, and for interim for interim periods within that first annual reporting period. Early application is not permitted.

ASC Update (“ASU”) No. 2010-13, Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. This update is to codify the consensus reached in EITF Issue No. 09-J, “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades.” The amendments to the Codification clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity shares trades should not be considered to contain a condition that is not a market, performance, or services condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules. This update amends various SEC paragraphs in the FASB Accounting Standards Codification pursuant to SEC Final Rule, “Technical Amendments to Rules Forms, Schedules and Codification of Financial Reporting Policies”. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-22, Accounting for Various Topics. This update amends various SEC paragraphs in the FASB Accounting Standards Codification based on external comments received and the issuance of Staff Accounting Bulletin (SAB) No. 112 which amends or rescinds portion of certain SAB topics. SAB 112 was issued to bring existing SEC guidance into conformity with ASC 805 “Business Combination” and ASC 810 “Consolidation”. The adoption of this update did not have any material impact on the Company’s financial statements.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. This update reflects the decision reached in EITF Issue No. 10-G. The amendments in this ASU affect any public entity as defined by Topic 805, Business Combinations, that enters into business combinations that are material on an individual or aggregate basis. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the Company to concentrations of credit risk, consists of cash and accounts receivable as of June 30, 2010, 2009 and 2008. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of June 30, 2010, 2009 and 2008, all the Company’s bank accounts were conducted with banks located in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the periods ended June 30, 2010, 2009 and 2008, all of the Company’s sales were generated from the PRC.

The maximum amount of loss exposure due to credit risk that the Company would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Company does not require collateral from customers or debtors.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

4.	INVENTORIES

Inventories were comprised of the following:

	June 30,
	2010	2009	2008

Consumables	$523,112	$361,013	$232,747

	$523,112	$361,013	$232,747

5.	AMOUNT DUE FROM SHAREHOLDERS

Amount due from shareholders are unsecured, interest free and repayable on demand.

				Maximum amount
	Balance at	Balance at	Balance at	outstanding
Name of company	30/6/2010	30/6/2009	30/6/2008	during the year

Well Affluent Limited	$25,000	$25,000	$25,000	$25,000

Thriving Riches Limited	12,500	12,500	12,500	12,500

Solid Wise Limited	10,000	10,000	10,000	10,000

Goal Fortune Limited	2,500	2,500	2,500	2,500

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

6.	PLANT AND EQUIPMENT, NET

Property, plant and equipment, net were comprised of the following:

	June 30,
	2010	2009	2008
At cost
Office equipment	$4,270,103	$3,215,138	$2,154,385
Electric equipment	9,201,186	7,174,099	4,778,839
Furniture & fixtures	10,033,087	8,105,250	5,141,852
Fire-fighting equipment	263,482	230,663	173,179
Decoration	1,027,623	909,219	546,683
Leasehold improvements	42,991,998	30,395,722	17,786,982

	$67,787,479	$50,030,091	$30,581,920
Less: accumulated depreciation	(23,452,551)	(12,095,869)	(4,222,404)

	$44,334,928	$37,934,222	$26,359,516

Depreciation expenses included in general and administrative expenses for the years ended June 30, 2010, 2009 and 2008 were $12,486, $12,420 and $12,372, respectively. Depreciation expenses included in selling expenses for the years ended June 30, 2010, 2009 and 2008 were $11,233,571, 7,840,505 and  3,963,371respectively.

7.	INTANGIBLE ASSETS, NET

Intangible assets, net were comprised of the following:

	June 30,
	2010	2009	2008
At cost
Goodwill	46,848,564	32,553,605	19,082,457

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

8.	SHORT-TERM LOAN FROM RELATED PARTY

Short-term loans were comprised of the following:
	June 30,
	2010	2009	2008
Loans from Guo Jiafu, interest rate at
2.4% per annum-due on demand	$5,874,923	-	-
2.4% per annum-due Dec 31, 2009	-	$7,304,815	-
20.0% per annum-due Sept 30, 2008	-	-	$7,276,114
4.17% per annum-due June 30, 2010	-	$17,531,557	-
	$5,874,923	$24,836,372	$7,276,114
Interest paid for the years ended June 30, 2010, 2009 and 2008 was $819,112, $876,144 and $241,977, respectively.

9.	OTHER PAYABLES

Other payables were comprised of the following:
	June 30,
	2010	2009	2008
Social insurance payable	$3,432	$3,375	$3,008
	$3,432	$3,375	$3,008

10.	INCOME TAXES

The Company is registered in the BVI which is not subject to domestic income tax for off-shore operations.  Kangfu is registered in the PRC and has no operation during the periods so it does not have provision for Enterprise Income Tax.  Jiafu is registered in the PRC and is subject to PRC’s Enterprise Income Tax. For the year ended June 30, 2007, the PRC Enterprise Income Tax rate was 33%, which was later changed to 25% since January 1, 2008.

Jiafu has been granted with an exemption from the Taxation Bureau on PRC's Enterprise Income Tax for the service income received from all operating stores of which will have been taxed individually by the Local Tax Authority.  For the franchise fee income received by Jiafu from the franchisees, it will be subject to the PRC Enterprise Income Tax rate applicable as described above.  Income before income tax expenses of $28,383,335, $22,680,885 and $13,164,841 for the years ended June 30, 2010, 2009 and 2008, respectively, was attributed to the entire operations in China. Enterprise Income Tax expense connected to China taxable income for the years ended June 30, 2010, 2009 and 2008, was $2,421,919, $2,219,326 and $1,418,343, respectively.

No deferred tax has been provided as there are no material temporary differences arising during the years ended June 30, 2009, 2008 and 2007.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

11.	SEGMENT INFORMATION

The Company operates in two business segments, service income and franchise fee income:

(1)	Service income – operation of foot massage, healthcare service chain stores; and

(2)	Franchise fee income – receive franchise fee from the franchisees.

For the years ended June 30, 2010, 2009 and 2008, the Company’s net sales and cost of sales from these two segments are shown as follows:

	Year ended June 30, 2010
		Franchise fee
	Service Income	Income	Consolidated

Net sales	$128,668,575	$3,732,324	$132,400,899
Cost of sales	(67,246,568)	-	(67,246,568)

Gross profit	$61,422,007	$3,732,324	$65,154,331

	Year ended June 30, 2009
		Franchise fee
	Service Income	Income	Consolidated

Net sales	$101,047,295	$2,479,974	$103,527,269
Cost of sales	(52,711,905)	-	(52,711,905)

Gross profit	$48,335,390	$2,479,974	$50,815,364

	Year ended June 30, 2008
		Franchise fee
	Service Income	Income	Consolidated

Net sales	$65,747,841	$996,714	$66,744,555
Cost of sales	(34,810,683)	-	(34,810,683)

Gross profit	$30,937,158	$996,714	$31,933,872

The Company’s business operations are located in the PRC.  All revenue is derived from customers in the PRC.  And all of the Company’s identifiable assets are located in the PRC. Accordingly, no analysis of the Company's sales and assets by geographical market is presented.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

12.	LONG-TERM LOAN FROM RELATED PARTY

Long-term loan was comprised of the following:

	June 30,
	2010	2009	2008
Loan from Guo Jiafu, interest rate at 4.17% per annum, due June 30, 2010	$-	$-	$17,462,674

Interest paid for the years ended June 30, 2010, 2009 and 2008 was nil, nil and $592,428, respectively.

13.	ADVANCES FROM CUSTOMERS

	June 30,
	2010	2009	2008
Prepaid card deposit from customers	$4,198,241	$2,386,194	$970,336

Prepaid card is set-up as a marketing tool that provide discount for prepaid customers.  There is no reward features or any future awardable benefits.

14.	DEFERRED REVENUE

	June 30,
	2010	2009	2008
Franchise fee received in advance to be recognized as revenue in future periods	13,105,974	12,235,565	8,255,964
	13,105,974	12,235,565	8,255,964

Current - being recognized in next year	$4,083,071	$3,155,680	$1,862,685
Non-current - being recognized later than one year	9,022,903	9,079,885	6,393,279
	$13,105,974	$12,235,565	$8,255,964

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

15.	COMMITMENTS AND CONTINGENCY

The Company has entered into several tenancy agreements for service stores expiring through April 2023. Total rental expenses for the period ended June 30, 2010, 2009 and 2008 amounted to $8,728,216, $6,743,680 and $4,355,322, respectively.

The Company’s commitments for minimum lease payments under these leases for the next five years and thereafter are as follows:

	June 30,
	2010	2009	2008

To be recognized in next year	$9,921,933	$7,583,825	$5,519,212
To be recognized later than one year	58,580,541	47,131,821	35,973,653
	$68,502,474	$54,715,646	$41,492,865

16.	ACCRUALS

	June 30,
	2010	2009	2008

Loan interest	$1,414,876	$1,465,833	$739,738
Accrued audit fee	300,000	198,942	99,080
Accrued salaries	413,966	324,485	234,081
Employee welfare expenses payable	303,698	143,170	11,771
	2,432,540	2,132,430	1,084,670

17.	COST OF SALES

	June 30,
	2010	2009	2008

Direct wages	$53,725,397	$42,257,233	$27,878,589
Direct materials	7,312,920	5,586,219	3,689,370
Sales Tax	6,208,251	4,868,453	3,242,724
	$67,246,568	$52,711,905	$34,810,683

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2010, 2009 AND 2008
(Stated in US Dollars)

18.	SELLING EXPENSES

Selling expenses mainly consists of:
	June 30,
	2010	2009	2008

Depreciation	$11,233,571	$7,840,505	$3,963,371
Operating lease	8,728,216	6,743,680	4,355,322
Water and Electricity	3,730,584	2,922,748	1,946,179
Consumables	2,227,024	1,937,082	1,350,687
Fuel and Heating	687,757	552,657	382,648
Employee welfare expenses	616,237	476,483	323,260
Property management fee	536,257	415,028	273,149
Cleaning and maintenance	466,499	351,208	237,320

19.	GENERAL AND ADMINSTRATIVE EXPENSES

General and administrative expenses mainly consists of:	June 30,
	2010	2009	2008

Salaries	$5,562,540	$4,270,558	$2,296,759
Depreciation	12,436	12,414	11,661
Training expenses	78,479	69,271	74,486
Office expenses	904,701	729,761	508,334
Employee welfare expenses	277,520	213,377	114,769
Social insurance	85,710	81,809	67,141
Advertising	6,172	-	-

20.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued and filed with Securities Exchange Commission on April 6, 2011. The Company has determined that there are no other such events that warrant disclosure or recognition in the consolidated financial statements.